EPIPHANY FFV STRATEGIC INCOME FUND:
Class A Shares EPIAX
Class C Shares EPICX

a series of

Epiphany Funds

106 Decker Court, Suite 225

Irving, Texas 75062

Supplement dated November 1, 2016 to the Epiphany Funds Prospectus as supplemented September 29, 2016 and Statement of Additional Information dated March 1, 2016.

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Effective November 1, 2016, Daniel B. Mulvey, portfolio manager of Trinity Fiduciary Partners, LLC, has been added as a portfolio manager of the Epiphany FFV Strategic Income Fund.

The following replaces the “Portfolio Managers” section for Epiphany FFV Strategic Income Fund in the Prospectus on page 5:

Portfolio Managers

J. Joseph Veranth, Chief Investment Officer, Portfolio Manager of Dana Investment Advisors, Inc., Rob Leuty, Senior Fixed Income Portfolio Manager of Dana Investment Advisors, Inc., Samuel J. Saladino, III, Chief Executive Officer and founder of Trinity Fiduciary Partners, LLC, and Daniel B. Mulvey, portfolio manager of Trinity Fiduciary Partners, LLC, serve as portfolio managers of the Fund.  Mr. Veranth has managed the Fund since its inception.  Mr. Leuty and Mr. Saladino have managed the Fund since 2013.  Mr. Mulvey began managing the Fund on November 1, 2016.

The following is added before the last paragraph in the “Portfolio Managers” section in the Prospectus on page 33:

Daniel B. Mulvey.  Mr. Mulvey is a portfolio manager for Trinity Fiduciary Partners, LLC.  Mr. Mulvey graduated from the University of Illinois with a B.A. in Economics and Mathematics.  He earned an M.B.A. from Fordham University.  Mr. Mulvey joined Trinity Fiduciary Partners, LLC in August 2016.  Mr. Mulvey was a vice president for investment capability management at Fidelity Investments from 2011 to 2016.  He also worked as an independent consultant from 2009 to 2011.  He served as chief operating officer of Camden Asset Management from 2008 to 2009 and served as President and CIO at ASB Capital Management from 2003 to 2008.  Mr. Mulvey worked at Bank of America Capital Management from 1999 to 2003 as a managing director and worked at JP Morgan Investment Management from 1991 to 1888 as a vice president.  Mr. Mulvey serves as a Portfolio Manager for the Epiphany FFV Strategic Income Fund.

The following is added to the “Portfolio Management” section beginning on page 23 of the SAI:

The following tables indicate the number of accounts and assets under management (in millions) for each type of account as of September 30, 2016.

Daniel B. Mulvey, Portfolio Manager, Epiphany FFV Strategic Income Fund.

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

The following table shows the dollar range of equity securities in each of the Funds beneficially owned by Daniel B. Mulvey as of September 30, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Epiphany FFV Fund	Dollar Range of Equity Securities in the Epiphany FFV Strategic Income Fund	Dollar Range of Equity Securities in the Epiphany FFV Latin America Fund
Daniel B. Mulvey	0	$1-$10,000	0

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 1, 2016 and Prospectus Supplement dated September 29, 2016, which provide information that you should know about the Funds before investing and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and are available upon request and without charge by calling the Fund toll-free at 1‐800‐320‐2185.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE